UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: October 7, 2010

CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

ITEM REGULATION FD

CHDT Corporation’s Chairman of the Board, Howard Ullman, participated in the 2010 Undiscovered Equities Fall Conference, titled "Discover Tomorrow's Billion Dollar Company... Today,” which was held at various locations throughout Palm Beach County on October 5, 6, and 7, 2010. The conference is expected to provide CHDT Corporation an opportunity to present and network with more than 300 investors, investment bankers and fund managers.  Chairman Howard Ullman discussed the Company's current product lines as well as the future product and business outlook for 2010 and 2011.  The materials used by Mr. Ullman are attached to this Report of Form 8-K as Exhibit 99.1.

In accordance with general instruction B.2 to Form 8-K, the information contained in this Current Report, including Exhibit 99.1 attached hereto, is being "furnished" and not "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Materials used by CHDT Corp. Chairman Howard Ullman at Undiscovered Equities Fall Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

Date:   October 12, 2010

By: /s/ Gerry McClinton
Gerry McClinton, Chief Financial Officer and Chief Operating Officer

Exhibit Number	Exhibit Description

99.1	Materials used by CHDT Corp. Chairman Howard Ullman at Undiscovered Equities Fall Conference